SHAREHOLDERS' EQUITY (Tables)	6 Months Ended
Jun. 30, 2020
SHAREHOLDERS' EQUITY [Abstract]
Schedule of Weighted-average Assumptions Used to Estimate Fair Value of Options Granted

The following table presents the assumptions used to estimate the fair value of the options granted in the periods presented:

	Six months ended June 30,
	2020	2019
	Unaudited

Volatility	55%-59%	54%-55%
Risk-free interest rate	0.5%-1.6%	2.2%-2.5%
Dividend yield	0%	0%
Expected life (years)	5.0-5.1	4.9-5.1